SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K
                              ____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143


                         Date of Report: August 7, 2005


                               INSEQ CORPORATION
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            (Exact name of registrant as specified in its charter)


         Delaware                                       33-0895699
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   (State of other jurisdiction of                    (IRS Employer
    incorporation or organization                  Identification No.)

  111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey      07856
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  (Address of principal executive offices)                    (Zip Code)

                               (973) 942-7700
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             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 7, 2005, the Company entered into an Share Purchase Agreement to acquire 100% of the stock of Independent Metal Sales, Inc. and IMS Processing, Inc. (collectively, "IMS"). The purchase price for the shares was calculated to equal five times the parties' estimate of IMS' adjusted EBITDA for the next twelve months, which is estimated to be about $1.5 million. The Agreement calls for Inseq to make the following payments:

  -   $2.5 million in cash at closing.

  -   $1.25 million in cash on the first anniversary of closing.

  - Quarterly payments of cash equal to 30% of IMS' quarterly EBITDA up to a maximum aggregate payment of $1.5 million, except that the quarterly payments will not be due if the consolidated annualized EBITDA of IMS is less than $1.2 million.

  - $1 million in cash plus 6.5% annual interest on the second anniversary of closing, except that the payment will be deferred to the third anniversary of closing if IMS' average annual EBITDA for the two years preceding that second anniversary is less than $1 million.

  - $1.5 million in cash plus 6.5% annual interest on the third anniversary of closing, except that the payment will be reduced if IMS's average annual EBITDA for the three years preceding that third anniversary is less than $1.5 million.

IMS' key management will stay on to run the division and will execute three year employment agreements with INSEQ. The agreement with IMS calls for closing during the third quarter 2005.

Item 9.01  Financial Statements and Exhibits

Exhibits:

10.1 Share Purchase Agreement between INSEQ Corporation as the Purchaser, and Edward Kligerman and James Papania, together as the Seller, dated August 7, 2005.

99.1  Press Release dated April 10, 2005.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEQ CORPORATION

By: /S/ James Grainer
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    JAMES GRAINER
    President and Chief Financial Officer

Date:  August 10, 2005